UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2015

KOGETO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-51997	65-0637308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Wooster Street, 2nd Floor New York, New York		10013
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 490-8169

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Kogeto, Inc.

January 28, 2015

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.

The information contained in the Operational Update issued by Kogeto, Inc. on January 28, 2015 commenting on its current operations and product development and other previously reported financial information, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference. The information in this current report (including the exhibit) is furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Operational Update of Kogeto, Inc. issued on January 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOGETO, INC.

Date: January 29, 2015	By:	/s/ Jeff Glasse
Jeff Glasse Founder and Chief Executive Officer